EXHIBIT 10.1
AMENDED AND RESTATED CREDIT FACILITY AGREEMENT
AMENDMENT NUMBER 11
     This AMENDED AND RESTATED CREDIT FACILITY AGREEMENT AMENDMENT NUMBER 11 (“Amendment”) is made as of the 13th day of October, 2006, by and among PHOENIX FOOTWEAR GROUP, INC., a corporation formed under the laws of the State of Delaware (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (“Agent”), a New York banking corporation, with offices at 255 East Avenue, Rochester, New York 14604 as administrative agent for the Lenders, and each of the LENDERS (defined in the Agreement described below).
     This Amendment amends the Amended and Restated Credit Facility Agreement (“Credit Agreement”) dated as of August 3, 2005 made between Borrower, the Agent, and the Lenders described therein, as previously amended by Amendment Number 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11.
     1. The definition of “Bridge Loan Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
          “Bridge Loans Maturity Date” means November 30, 2006.
     2. In connection with this Amendment the Borrower agrees to pay the Bank’s legal fees in connection herewith.
     3. All other terms of the Credit Agreement as amended shall remain in full force and effect.
     4. Borrower represents and warrants that no Event of Default, or event that with the giving of notice or the passage of time or both would constitute an Event of Default, under the Credit Agreement has occurred and is continuing.
     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.
[Signature Pages Follow]

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Administrative Agent and on behalf of the Lenders

By:	/s/ John C. Morsch

John C. Morsch
Administrative Vice President

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ Kenneth E. Wolf

Kenneth E. Wolf
Title:	Chief Financial Officer

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